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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2003

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                               48-1070996
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)                 Identification No.)


            11935 RILEY                             66225-6128
       OVERLAND PARK, KANSAS
  (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (913) 338-1000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

         99.1 Press Release Dated December 15, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND FINANCIAL
  CONDITION.

         The Registrant's press release dated December 15, 2003, announcing the decision by its Board of Directors to declare a dividend on its common stock is attached hereto as Exhibit 99.1, and is incorporated herein by reference.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                BLUE VALLEY BAN CORP


Date: December 15, 2003                         By: /s/ Mark A. Fortino
                                                    ----------------------------
                                                Mark A. Fortino, Treasurer